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LITHIA

Q3'11 COMPANY UPDATE

DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding fourth quarter and full year 2011 results, first quarter and full year 2012 results, the effect of acquisitions on annual revenues, 2011 free cash flows, future performance of acquired stores and the sustainability of future incremental operating leverage. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will." These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A, adjusted SG&A as a percentage of gross profit, adjusted income from operations and adjusted pre-tax margin. These measures exclude certain items disclosed in the attached appendix. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the appendix to this presentation. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, income from continuing operations before income taxes, income from operations or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.

1947 Photo


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
DRIVE IN
CHRYSLER
PLYMOUTH
BUSCH MOTOR CO
Ford
US ROYAL TIRES

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON





Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Portland [3]
Oregon City [1]
Eugene/Springfield [3]
Roseburg [2]
Grants Pass [1]
Medford [6]
Klamath Falls [2]
Bend [2]
OREGON
Eureka [1]
Redding [2]
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
NEVADA
Reno [4]
Santa Rosa [1]
Seaside [2]
Fresno [5]
CALIFORNIA
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



LITHIA MOTORS OVERVIEW

86 DEALERSHIPS, 11 STATES, 28 BRANDS

LITHIA MOTORS OVERVIEW

BRAND MIX AND STATE COMPOSITION

Brand Mix


Chrysler 34%
GM 17%
Toyota 10%
BMW 7%
Ford 6%
Hyundai 6%
Honda 5%
Subaru 5%
Nissan 3%
Other 7%

Note: Brand mix based on units sales for the quarter ended September 30, 2011

State Mix


Oregon, 20%
California, 10%
Alaska, 10%
Washington, 9%
Montana, 8%
Iowa, 6%
Idaho, 6%
Nevada, 4%
Other, 3%
Texas, 24%

Note: State mix based on revenue for the quarter ended September 30, 2011


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SECTOR STRENGTHS


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STABLE, PROFITABLE INDUSTRY


Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
4.8%
2.1%
5.7%
2.4%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
2011
SAAR
16.1
13.2
10.4
11.6
12.6

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers includes Ford and GM for all periods, and Chrysler for 2010 & 2011. Auto retailer average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1. 2011 data is through June 30, 2011.


Q3'11 Profitability Mix
New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
53.0%
30.6%
4.5%
11.9%
24.2%
22.1%
19.2%
34.5%
Significant gross profit contribution
Revenue
Gross Profit

Note: Used vehicles includes both used retail and wholesale vehicles. Revenues and gross profit based on the three months ended September 30, 2011.

- Retailers profitable despite worst downturn in 27 years
- Business enables quick response to market conditions
- Diverse revenue base
- Service business is stable and counter cyclical

4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION

SIGNIFICANT EXTERNAL SUPPORT

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

MANUFACTURERS

DEALER ASSOCIATIONS

FRANCHISE LAWS

- Strong state and federal political efforts
- Legal and regulatory support

- Prevent new franchises in existing markets
- Protect dealer agreements

SUBSTANTIAL BENEFITS FOR DEALERS



UNCONSOLIDATED INDUSTRY

Dealerships in the U.S.



21,761
21,461
20,453
18,607
17,653
2007
2008
2009
2010
2011

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

Highly Fragmented Sector



Top 10 Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 17,700 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES


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LITHIA'S STRATEGY



LITHIA'S STRATEGY

TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets



Q3'11 RESULTS



Q3'11 FINANCIAL RESULTS


Revenue ($MM)
29%
$573.0
$737.9
Q3 2010
Q3 2011


Diluted EPS
69%
$0.36
$0.61
Q3 2010
Q3 2011

- Increased same store sales in all business lines
- Largest third quarter earnings per share since 2005; second best quarter in company history



Q3'11 GROSS MARGIN

Gross Margin Progression


18.0%
17.1%
17.4%
17.4%
16.8%
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

	Q3'10	Q3'11	Change
New vehicle retail	8.3%	7.7%	(60) bps
Used vehicle retail	14.7%	14.5%	(20) bps
Used vehicle wholesale	0.1%	(0.2)%	(30) bps
Service, body and parts	49.0%	48.6%	(40) bps
Overall	**18.0%**	**16.8%**	**(120) bps**

- Mix shift to new vehicle sales reduces overall margin
- Insulated markets maintain higher overall gross margin compared to public peers



Q3 GROSS PROFIT ANALYSIS


New Vehicle Same Store Gross Profit Change
24.2%
4.2%
(11.0)%
17.4%
Volume
Price
Margin
Total Change


Retail Used Vehicle Same Store Gross Profit Change
9.7%
4.5%
1.1%
15.3%
Volume
Price
Margin
Total Change


Service, Body & Parts Same Store Gross Profit Change
4.1%
(1.1)%
(1.2)%
1.8%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 17%
- Retail used vehicle same store gross profit up 15%
- Service, body and parts same store gross profit up 2%



NEW VEHICLE SALES

Same Store Sales Growth Y-o-Y


8.3%
34.6%
41.3%
24.1%
28.4%
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

Gross Margin


8.3%
7.8%
7.4%
8.0%
7.7%
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

- Import same store unit sales increased 2% Y-o-Y
- Truck sales increased 40% Y-o-Y
- New vehicle same store unit sales increased 24% Y-o-Y

SOLID GROWTH AND PERFORMANCE



Q3 USED VEHICLE SALES


Same Store Sales Growth Y-o-Y
19.7%
20.9%
16.7%
16.0%
14.2%
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11


Used to New Ratio
1.1x
0.9x
1.0x
0.9x
0.9x
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

- As-is same store vehicle sales increased 40% Y-o-Y
- As-is same store vehicle gross margin 21%
- Maintained 0.9:1 ratio despite strong new vehicle sales

CONTINUED FOCUS AND STRONG EXECUTION



FINANCE AND INSURANCE

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$118
$544
$340
$113
$509
$395
Q3 2010
Q3 2011

F&I per Unit **$1,002** **$1,017**

Penetration Rates	**Q3'10**	**Q3'11**
Arranged Financing	72%	74%
Service Contracts	40%	40%
Lifetime Oil and Filter	34%	36%

Financial Composition	**Q3'10**	**Q3'11**
Sub-Prime <620	11%	12%
Non-Prime 620-680	17%	20%
Prime >680	72%	68%

IMPROVING CREDIT MARKETS



SERVICE, BODY AND PARTS

Same Store Revenue Mix



9.4%
16.4%
17.2%
57.0%
10.7%
17.0%
16.5%
55.8%
10.6%
18.2%
17.5%
53.7%
10.1%
17.2%
16.4%
56.3%
10.0%
17.4%
15.9%
56.7%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11
Customer Pay	5.7%	5.5%	7.7%	2.3%	2.5%
Warranty	(6.3)%	(3.5)%	2.3%	(0.9)%	(5.3)%
Wholesale Parts	0.7%	10.4%	13.9%	10.9%	9.5%
Body Shop	4.0%	14.3%	15.5%	21.1%	10.3%
Total	**2.5%**	**5.5%**	**8.5%**	**4.8%**	**3.0%**

- Nine consecutive quarters of positive customer pay sales growth
- Strong performance in Wholesale Parts and Body Shop revenues

IMPROVING TRENDS IN ALL BUSINESS LINES

SG&A ANALYSIS

Adjusted SG&A as a % of Gross Profit


74.7%
73.9%
70.8%
Q3 2009
Q3 2010
Q3 2011

% of Gross Profit	Q3'10	Q3'11	Change
Personnel	45.2%	45.5%	30 bps
Advertising	6.6%	5.4%	(120) bps
Rent	3.3%	3.2%	(10) bps
Facility Cost	5.7%	4.9%	(80) bps
Other	13.1%	11.8%	(130) bps
Total	**73.9%**	**70.8%**	**(310) bps**

Note: See appendix for reconciliation of adjusted gross profit/SG&A

- Lowest third quarter SG&A as a % of gross profit since 2005; second best result in company history
- Centralized administration increases efficiency

IMPROVING LEVERAGE AS VOLUME RETURNS

GROSS PROFIT RETENTION

$M	Q3'10	Q3'11	% Change
Gross Profit	**$103.2**	**$123.7**	**19.8%**
Personnel	$46.5	$56.3	20.9%
Advertising	$6.9	$6.7	(2.9)%
Rent	$3.4	$4.0	17.5%
Facility Cost	$5.9	$6.0	2.2%
Other	$13.5	$14.6	8.3%
SG&A	**$76.2**	**$87.6**	**14.9%**

Q3'11 Incremental Throughput	$M
Change in Gross Profit	$20.5
Change in SG&A	$11.4
% Incremental Throughput	44%
Same Store Adjustment	14%
Same Store % Incremental Throughput	**58%**

- Acquisition activity reduces throughput; same store incremental throughput estimated at 58% for Q3'11

TARGET 50% INCREMENTAL THROUGHPUT



CAPITAL DEPLOYMENT

2011 Summary

- Invested $60.5MM in the acquisition of 4 stores and 1 open point
- Including the November distribution, $6.8MM in dividends paid
- Repurchased $11.4MM in shares at average price of $17.34 per share

Funds for Growth

($MM)	Q2'11	Q3'11	Change
Cash and Cash Equivalents	$11.7	$15.9	$4.2
Availability on Line of Credit	7.8	28.8[1]	21.0
Unfinanced New Vehicles	41.1	48.7	7.6
Total	**$60.6**	**$93.4**	**$32.8**

[1] as of October 7, 2011

- Projected 2011 free cash flow* of $30MM
- Estimated 2011 cap ex of $35MM

*Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

BALANCED STRATEGY TO DELIVER RETURNS



GROWTH OPPORTUNITIES

Internal Initiatives

- Increase new vehicle sales 5% above market increase
- Increase used vehicle sales through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

Acquisition Objectives

- Targets for initial investment:
  - 75-100% 5-year after-tax ROI
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking up to 20% of any one manufacturer
- Balancing brand mix through acquisitions

STRATEGIC INITIATIVES TO INCREASE REVENUE



ACQUISITION GROWTH

2011 Recap

- Purchased 4 stores and added an open point
  - BMW/MINI and 2 Mercedes-Benz stores in Portland, Oregon area
  - Subaru/Mitsubishi store in Fresno, California
  - Ford open point in Klamath Falls, Oregon

Klamath Open Point	**$M**	**Multiple**
Net Invested Capital	$1.6	
Annualized EBITDA	0.5	3.2x
Annualized Revenues*	$20.1	8%

Fresno Acquisition	**$M**	**Multiple**
Net Invested Capital	$2.5	
Annualized EBITDA	1.1	2.3x
Annualized Revenues*	$28.1	9%

*Assuming steady state 2013 revenues

FINDING OPPORTUNITIES AT COMPELLING PRICES



UPDATED 2011 GUIDANCE

PROJECTED EARNINGS RANGE*:

- Q4'11: $0.37 - $0.39
- FY 2011: $1.86 - $1.88

ASSUMPTIONS

- Total revenues in range of $2.6 to $2.7 billion
- New vehicle same store sales increasing 26%
- New vehicle gross margin from 7.5% to 7.7%
- Used vehicle same store sales increasing 16%
- Used vehicle gross margin from 14.5% to 14.7%
- Service body and parts same store sales increasing 3.6%
- Service body and parts gross margin from 48.4% to 48.7%
- Finance and insurance gross profit of $1,000 per unit
- Tax rate of 40%
- Average diluted shares outstanding of 26.7 million
- Capital expenditures of $35 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items



NEW 2012 GUIDANCE

PROJECTED EARNINGS RANGE*:

- Q1’12: $0.37 - $0.39
- FY 2012: $1.95 - $2.05

ASSUMPTIONS

- Total revenues in range of $2.9 to $3.0 billion
- New vehicle same store sales increasing 9%
- New vehicle gross margin from 7.5% to 7.7%
- Used vehicle same store sales increasing 8.5%
- Used vehicle gross margin from 14.5% to 14.7%
- Service body and parts same store sales increasing 2%
- Service body and parts gross margin from 48.4% to 48.7%
- Finance and insurance gross profit of $980 per unit
- Tax rate of 40%
- Average diluted shares outstanding of 26.8 million
- Capital expenditures of $38 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items


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APPENDIX



NEW VEHICLE SUPPLY


New Vehicle Days Supply
120
90
60
30
0
39
3
26
14
73
5
13
13
69
18
62
29
84
28
63
9
Toyota
Honda
Nissan
Subaru
Chrysler
Ford
GM
All Other
On-Ground
In-Transit

- Import supply still constrained
- New vehicle days supply ~ 66 days
- Used vehicle days supply ~ 53 days

Note: vehicle days supply are as of September 30, 2011

ADEQUATELY POSITIONED FOR NEAR TERM



SERVICE TREND ANALYSIS

- More older vehicles being serviced
- Increasing average sale per repair order indicates some deferred maintenance recovery

Age of Serviced Vehicles



Avg # of Vehicles Serviced per Month
81,326
78,558
82,887
89,665
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.0%
27.8%
18.9%
28.1%
25.2%
30.7%
20.8%
27.4%
21.1%
35.5%
22.5%
20.2%
21.8%
2008
2009
2010
2011

Average Sale per RO

Model Year (Aged)	2008	2009	2010	2011
6+ Yrs	$323	$300	$301	$315
4-5 Yrs	$308	$281	$286	$309
2-3 Yrs	$256	$253	$263	$281
0-1 Yrs	$223	$217	$221	$220
Total	**$271**	**$262**	**$270**	**$286**

BUSINESS REMAINS STABLE DUE TO MIX SHIFT



STABLE BALANCE SHEET

- Extended $6.9MM in mortgages during Q3'11
- $3MM mature in 2011; no mortgages due in 2012

Future Mortgage Debt Maturities ($MM)


70
60
50
40
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
Beyond

Note: Future Mortgage Debt Maturities as of October 15, 2011

MINIMAL NEAR TERM DEBT MATURITIES



CHRYSLER UPDATE

- Majority of Lithia's sales from Ram Pickup and Jeep Units
- 43% increase in Chrysler car and 19% increase in Ram Pickup sales over prior year

Chrysler Unit Sales	**Q3'11**
Ram Pickup	43%
Jeep Models	26%
Charger/Challenger/300	9%
Durango/Journey	6%
Minivan	4%
Other	12%
Total	**100%**

Chrysler Same Store Sales Y-o-Y


15.5%
77.8%
62.5%
39.2%
54.1%
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

ENCOURAGING DEVELOPMENTS AND TRENDS

	September 30, 2011	December 31, 2010
Assets		
Current Assets:		
Cash and cash equivalents	$ 15,936	$ 9,306
Trade receivables, net of allowance for doubtful accounts of $247 and $190	84,247	75,011
Inventories, net	489,217	415,228
Other current assets	5,298	6,062
Deferred income taxes	4,554	2,937
Assets held for sale	4,912	-
Total Current Assets	604,164	508,544
Property and equipment, net of accumulated depreciation of $98,514 and $93,745	379,515	362,433
Goodwill	18,191	6,186
Franchise value	58,400	45,193
Other non-current assets	20,169	9,796
Deferred income taxes	34,776	39,524
Total Assets	$ 1,115,215	$ 971,676

	September 30, 2011	December 31, 2010
Liabilities and Stockholders' Equity		
Current Liabilities:		
Floor plan notes payable	$ 90,423	$ 84,775
Floor plan notes payable: non trade	233,884	166,482
Current maturities of other long-term debt	11,633	12,081
Trade payables	28,575	23,747
Accrued liabilities	71,102	58,784
Liabilities related to assets held for sale	866	-
Total Current Liabilities	436,483	345,869
Long-term debt, less current maturities	285,954	268,693
Deferred revenue	23,774	20,158
Other long-term liabilities	20,621	16,739
Total Liabilities	766,832	651,459
Stockholders' Equity:		
Class A common stock	277,803	284,807
Class B common stock	468	468
Additional paid-in capital	11,171	10,972
Accumulated other comprehensive income (loss)	(4,986)	(4,869)
Retained earnings	63,927	28,839
Total Stockholders' Equity	348,383	320,217
Total Liabilities and Stockholders' Equity	$ 1,115,215	$ 971,676



SUPPLEMENTAL INFORMATION

BALANCE SHEET

SUPPLEMENTAL INFORMATION

2011 QUARTERLY INCOME STATEMENTS

($K)	Q3'11	Q2'11	Q1'11	YTD
New vehicle	$391,120	$354,576	$306,556	$1,052,252
Used vehicle	189,338	178,461	158,120	525,919
Wholesale used vehicles	36,612	29,409	29,861	95,882
Finance and insurance	23,029	21,200	19,586	63,815
Service, body and parts	87,669	82,344	75,135	245,148
Fleet and other	10,133	17,193	3,141	30,467
Total Revenues	**737,901**	**683,183**	**592,399**	**2,013,483**
Cost of Goods Sold	614,230	564,487	489,338	1,668,055
New vehicles	29,945	28,225	22,836	81,006
Retail used vehicles	27,457	27,340	23,272	78,069
Wholesale used vehicles	(85)	274	404	593
Finance and insurance	23,029	21,200	19,586	63,815
Service, body and parts	42,635	40,371	36,417	119,423
Fleet and other	690	1,286	546	2,522
Gross Profit	**123,671**	**118,696**	**103,061**	**345,428**
Asset impairment charges	-	490	382	872
SG&A	87,595	84,213	78,456	250,264
Depreciation and amortization	4,201	4,257	4,135	12,593
Operating Income	**31,875**	**29,736**	**20,088**	**81,699**
Floor plan interest expense	2,066	3,423	2,529	8,018
Other interest expense	3,082	3,017	3,296	9,395
Other income, net	(216)	(170)	(77)	(463)
Income before taxes	**26,943**	**23,466**	**14,340**	**64,749**
Income tax expense	10,604	8,779	5,934	25,317
Income from continuing operations	**$16,339**	**$14,687**	**$8,406**	**$39,432**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



($K)	Q4'10	Q3'10	Q2'10	Q1'10	YTD
New vehicle	$285,913	$288,125	$264,771	$212,113	$1,050,922
Used vehicle	137,546	156,539	144,691	133,956	572,732
Wholesale used vehicles	27,804	30,414	25,256	23,225	106,699
Finance and insurance	17,010	18,629	16,039	14,428	66,106
Service, body and parts	75,836	76,169	70,463	67,294	289,762
Fleet and other	3,086	3,121	4,700	799	11,706
Total Revenues	**547,195**	**572,997**	**525,920**	**451,815**	**2,097,927**
Cost of Goods Sold	453,824	469,808	431,729	367,327	1,722,688
New vehicles	22,362	23,839	21,788	18,084	86,073
Retail used vehicles	18,687	22,937	20,975	18,412	81,011
Wholesale used vehicles	(57)	28	299	369	639
Finance and insurance	17,010	18,629	16,039	14,428	66,106
Service, body and parts	34,906	37,319	34,647	32,847	139,719
Fleet and other	463	437	443	348	1,691
Gross Profit	**93,371**	**103,189**	**94,191**	**84,488**	**375,239**
Asset impairment charges	550	-	13,260	1,491	15,301
SG&A	76,073	76,211	73,569	69,842	295,695
Depreciation and amortization	4,131	4,182	4,347	4,692	17,352
Operating Income	**12,617**	**22,796**	**3,015**	**8,463**	**46,891**
Floor plan interest expense	2,164	3,047	2,523	2,706	10,440
Other interest expense	3,723	3,718	3,528	3,586	14,555
Other income, net	(68)	(73)	(215)	(66)	(422)
Income (loss) before taxes	**6,798**	**16,104**	**(2,821)**	**2,237**	**22,318**
Income tax expense (benefit)	2,437	6,545	(1,181)	864	8,665
Income (loss) from continuing operations	**$4,361**	**$9,559**	**$(1,640)**	**$1,373**	**$13,653**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

SUPPLEMENTAL INFORMATION
2009 QUARTERLY INCOME STATEMENTS

($K)	Q4'09	Q3'09	Q2'09	Q1'09	YTD
New vehicle	$207,221	$261,341	$208,382	$188,905	$865,849
Used vehicle	110,434	128,036	124,381	107,326	470,177
Wholesale used vehicles	17,996	19,997	17,422	16,172	71,587
Finance and insurance	12,119	15,393	14,602	13,326	55,440
Service, body and parts	69,762	73,060	70,950	71,542	285,314
Fleet and other	522	892	621	569	2,604
Total Revenues	**418,054**	**498,719**	**436,358**	**397,840**	**1,750,971**
Cost of Goods Sold	342,148	404,996	351,546	319,931	1,418,621
New vehicles	16,298	23,298	17,080	16,416	73,092
Retail used vehicles	15,242	19,448	18,068	13,469	66,227
Wholesale used vehicles	6	35	57	378	476
Finance and insurance	12,119	15,393	14,602	13,326	55,440
Service, body and parts	31,924	35,254	34,651	33,965	135,794
Fleet and other	317	295	354	355	1,321
Gross Profit	**75,906**	**93,723**	**84,812**	**77,909**	**332,350**
Asset impairment charges	153	2,359	3,680	2,080	8,272
SG&A	66,463	70,037	67,588	67,523	271,611
Depreciation and amortization	6,097	3,834	3,918	4,039	17,888
Operating Income	**3,193**	**17,493**	**9,626**	**4,267**	**34,579**
Floor plan interest expense	2,344	3,017	2,616	2,872	10,849
Other interest expense	3,456	3,245	3,322	3,941	13,964
Other Income, net	(50)	(22)	(255)	(1,161)	(1,488)
Income (loss) before taxes	**(2,557)**	**11,253**	**3,943**	**(1,385)**	**11,254**
Income tax expense (benefit)	(758)	4,601	1,539	(534)	4,848
Income (loss) from continuing operations	**$(1,799)**	**$6,652**	**$2,404**	**$(851)**	**$6,406**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



	Quarterly Same Store Revenue Changes				
	Q4	Q3	Q2	Q1	YTD
2011					
New vehicles		28.4%	24.1%	41.3%	30.5%
Retail used vehicles		14.2%	16.0%	16.7%	15.5%
Wholesale used vehicles		15.5%	14.2%	29.9%	19.3%
Finance and insurance		20.6%	27.8%	37.9%	27.9%
Service, body and parts		3.0%	4.8%	8.5%	5.3%
Total		**20.2%**	**18.9%**	**28.4%**	**22.1%**
2010					
New vehicles	34.6%	8.3%	26.4%	11.9%	19.7%
Retail used vehicles	20.9%	19.7%	15.0%	22.2%	19.3%
Wholesale used vehicles	51.0%	51.2%	43.0%	42.6%	47.2%
Finance and insurance	33.9%	19.3%	14.9%	2.9%	17.4%
Service, body and parts	5.5%	2.5%	(0.4)%	(6.3)%	0.3%
Total	**26.8%**	**12.4%**	**19.1%**	**12.3%**	**17.5%**
2009					
New vehicles	1.4%	(13.9)%	(35.8)%	(39.1)%	(24.3)%
Retail used vehicles	18.2%	3.1%	3.2%	(12.4)%	2.0%
Wholesale used vehicles	27.5%	(17.3)%	(30.7)%	(48.0)%	(24.1)%
Finance and insurance	(8.3)%	(22.8)%	(32.3)%	(34.2)%	(26.0)%
Service, body and parts	(3.6)%	(2.2)%	(4.5)%	(5.0)%	(3.8)%
Total	**5.0%**	**(8.9)%**	**(23.1)%**	**(29.0)%**	**(15.5)%**
2008					
New vehicles	(39.4)%	(25.1)%	(22.9)%	(13.9)%	(25.1)%
Retail used vehicles	(19.1)%	(14.6)%	(23.3)%	(9.8)%	(16.8)%
Wholesale used vehicles	(50.9)%	(38.5)%	(23.5)%	(6.3)%	(29.6)%
Finance and insurance	(34.2)%	(24.5)%	(23.2)%	(12.7)%	(23.3)%
Service, body and parts	(1.3)%	(1.1)%	(1.7)%	3.5%	(0.2)%
Total	**(30.9)%**	**(21.0)%**	**(20.8)%**	**(10.5)%**	**(20.7)%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins				
	Q4	Q3	Q2	Q1	YTD
2011					
New vehicles		7.7%	8.0%	7.4%	7.7%
Retail used vehicles		14.5%	15.3%	14.7%	14.8%
Wholesale used vehicles		(0.2)%	0.9%	1.4%	0.6%
Finance and insurance		100.0%	100.0%	100.0%	100.0%
Service, body and parts		48.6%	49.0%	48.5%	48.7%
Total		**16.8%**	**17.4%**	**17.4%**	**17.2%**
2010					
New vehicles	7.8%	8.3%	8.2%	8.5%	8.2%
Retail used vehicles	13.6%	14.7%	14.5%	13.7%	14.1%
Wholesale used vehicles	(0.2)%	0.1%	1.2%	1.6%	0.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.0%	49.0%	49.2%	48.8%	48.2%
Total	**17.1%**	**18.0%**	**17.9%**	**18.7%**	**17.9%**
2009					
New vehicles	7.9%	8.9%	8.2%	8.7%	8.4%
Retail used vehicles	13.8%	15.2%	14.5%	12.5%	14.1%
Wholesale used vehicles	0.0%	0.2%	0.3%	2.3%	0.7%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	45.8%	48.3%	48.8%	47.5%	47.6%
Total	**18.2%**	**18.8%**	**19.4%**	**19.6%**	**19.0%**
2008					
New vehicles	8.5%	7.6%	7.7%	7.8%	7.8%
Retail used vehicles	11.7%	10.0%	11.8%	12.0%	11.4%
Wholesale used vehicles	(4.7)%	(4.7)%	(3.1)%	(1.5)%	(3.3)%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	47.7%	48.5%	47.9%	46.5%	47.7%
Total	**19.1%**	**16.6%**	**16.8%**	**16.9%**	**17.2%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY GROSS MARGINS

GAAP RECONCILIATION

2011 ADJUSTED INCOME STATEMENT DETAIL

	Q3'11	Q2'11	Q1'11	YTD
Selling, general & administrative				
As reported	$87,595	$84,213	$78,456	$250,264
Impairments and disposal gain/loss	-	580	-	580
Adjusted	$87,595	$84,793	$78,456	$250,844
Income from operations				
As reported	$31,875	$29,736	$20,088	$81,699
Impairments and disposal gain/loss	-	(90)	382	292
Adjusted	$31,875	$29,646	$20,470	$81,991
Income (loss) from continuing operations before income taxes				
As reported	$26,943	$23,466	$14,340	$64,749
Impairments and disposal gain/loss	-	(90)	382	292
Adjusted	$26,943	$23,376	$14,722	$65,041



	Q4'10	Q3'10	Q2'10	Q1'10	YTD
Selling, general & administrative					
As reported	$76,073	$76,211	$73,569	$69,842	$295,695
Impairments and disposal gain/loss	47	-	(2)	367	412
Reserve adjustments	96	-	(1,076)	(258)	(1,238)
Adjusted	$76,216	$76,211	$72,491	$69,951	294,869
Income from operations					
As reported	$12,617	$22,796	$3,015	$8,463	$46,891
Impairments and disposal gain/loss	503	-	13,262	1,190	14,955
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$14,064	$22,796	$17,353	$9,911	$64,124
Income (loss) from continuing operations before income taxes					
As reported	$6,798	$16,104	$(2,821)	$2,237	$22,318
Impairments and disposal gain/loss	503	-	13,262	1,190	14,955
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$8,245	$16,104	$11,517	$3,685	$39,551

GAAP RECONCILIATION

2010 ADJUSTED INCOME STATEMENT DETAIL


P
R
N
D
2
L

	Q4'09	Q3'09	Q2'09	Q1'09	YTD
Selling, general & administrative					
As reported	$66,463	$70,037	$67,588	$67,523	$271,611
Reserve adjustments	(454)	-	-	-	(454)
Adjusted	$66,009	$70,037	$67,588	$67,523	271,157
Income from operations					
As reported	$3,193	$17,493	$9,626	$4,267	$34,579
Impairments and disposal gain/loss	(277)	2,359	3,680	2,080	7,842
Reserve adjustments	1,854	-	-	-	1,854
Adjusted	$4,770	$19,852	$13,306	$6,347	$44,275
Income (loss) from continuing operations before income taxes					
As reported	$(2,557)	$11,253	$3,943	$(1,385)	$11,254
Impairments and disposal gain/loss	(277)	2,359	3,680	2,080	7,842
Reserve adjustments	1,854	-	-	-	1,854
Gain on extinguishment of debt	-	-	(231)	(1,086)	(1,317)
Adjusted	$(980)	$13,612	$7,392	$(391)	$19,633

GAAP RECONCILIATION
2009 ADJUSTED INCOME STATEMENT DETAIL

	Net income/(loss) ($K)				Diluted earnings per share			
	Q3'11	Q2'11	Q1'11	YTD	Q3'11	Q2'11	Q1'11	YTD
Continuing Operations								
As reported	$16,339	$14,687	$8,406	$39,432	$0.61	$0.55	$0.31	$1.47
Asset impairments	-	(53)	229	176	-	-	0.01	0.01
Reserve adjustments	-	-	-	-	-	-	-	-
Stock based compensation tax shortfall	-	(186)	186	-	-	(0.01)	-	-
Adjusted	$16,339	$14,448	$8,821	39,608	$0.61	$0.54	$0.32	$1.48
Discontinued Operations								
As reported	$224	$139	$299	662	$0.01	$ -	$0.02	0.03
Impairments and disposal gain/loss	(97)	36	-	(61)	(0.01)	-	-	(0.01)
Adjusted	$127	$175	$299	601	$ -	$ -	$0.02	0.02
Consolidated Operations								
As reported	$16,563	$14,826	$8,705	$40,094	$0.62	$0.55	$0.33	$1.50
Adjusted	$16,466	$14,623	$9,120	$40,209	$0.61	$0.54	$0.34	$1.50
Share Count used for EPS					26,654	26,860	26,694	26,738

GAAP RECONCILIATION

2011 QUARTERLY ADJUSTED INCOME & DILUTED EPS



	Net income/(loss) ($K)					Diluted earnings per share				
	Q4'10	Q3'10	Q2'10	Q1'10	YTD	Q4'10	Q3'10	Q2'10	Q1'10	YTD
Continuing Operations										
As reported	$4,361	$9,559	$(1,640)	$1,373	$13,653	$0.16	$0.36	$(0.06)	$0.05	$0.52
Asset impairments	436	-	8,042	732	9,210	0.02	-	0.31	0.04	0.35
Reserve adjustments	772	-	560	163	1,495	0.02	-	0.02		0.06
Adjusted	$5,569	$9,559	$6,962	$2,268	$24,358	$0.20	$0.36	$0.27	$0.09	$0.93
Discontinued Operations										
As reported	$18	$233	$(79)	$(106)	$66	$ -	$ 0.01	$ (0.01)	$ -	$ -
Impairments and disposal gain/loss	-	-	168	10	178	-	-	0.01	-	0.01
Adjusted	$18	$233	$89	$(96)	$244	$ -	$ 0.01	$ -	$ -	$ 0.01
Consolidated Operations										
As reported	$4,379	$9,792	$(1,719)	$1,267	$13,719	$0.16	$0.37	$(0.07)	$0.05	$0.52
Adjusted	$5,587	$9,792	$7,051	$2,172	$24,602	$0.20	$0.37	$0.27	$0.09	$0.94
Share Count used for EPS						26,540	26,328	26,014	26,019	26,279

GAAP RECONCILIATION

2010 QUARTERLY ADJUSTED INCOME & DILUTED EPS


P
R
N
D
2
L

	Net income/(loss) ($K)					Diluted earnings per share				
	Q4'09	Q3'09	Q2'09	Q1'09	YTD	Q4'09	Q3'09	Q2'09	Q1'09	YTD
<u>Continuing Operations</u>										
As reported	$(1,799)	$6,652	$2,404	$(851)	$6,406	$(0.07)	$0.31	$0.11	$(0.04)	$0.29
Asset impairments	(29)	1,570	2,095	1,335	4,971	-	0.07	0.10	0.06	0.23
Reserve adjustments	1,102	-	-	-	1,102	0.04	-	-	-	0.05
Gain on Extinguishment of Debt	-	-	(79)	(735)	(814)	-	-	-	(0.03)	(0.04)
Adjusted	$(726)	$8,222	$4,420	$(251)	$11,665	$(0.03)	$0.38	$0.21	$(0.01)	$0.53
<u>Discontinued Operations</u>										
As reported	$245	$(939)	$1,259	$2,180	$2,745	$0.01	$(0.04)	$0.06	$0.10	$0.12
Impairments and disposal gain/loss	(1,477)	306	(1,866)	(3,552)	(6,589)	(0.06)	0.01	(0.09)	(0.17)	(0.30)
Adjusted	$(1,232)	$(633)	$(607)	$(1,372)	$(3,844)	$(0.05)	$(0.03)	$(0.03)	$(0.07)	$(0.18)
<u>Consolidated Operations</u>										
As reported	$(1,554)	$5,713	$3,663	$1,329	$9,151	$(0.06)	$0.27	$0.17	$0.06	$0.41
Adjusted	$(1,958)	$7,589	$3,813	$(1,623)	$7,821	$(0.08)	$0.35	$0.18	$(0.08)	$0.35
Share Count used for EPS						25,113	21,448	21,096	20,750	22,176

GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED INCOME & DILUTED EPS

